CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
EX-32.1

Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Enxnet, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), We, Ryan Corley, Chief Executive Officer and Stephen Hoelscher, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: 08/11/2006                       /s/Ryan Corley
                                                   Ryan Corley
                                                   Chief Executive Officer

Date: 08/11/2006                       /s/Stephen Hoelscher
                                                  Stephen Hoelscher
                                                  Chief Financial Officer